/> AMC Entertainment Inc

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2002

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE

1-8747

43-1304369

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Item 7. Financial Statements and Exhibits.

Exhibits:

99.1 October 22, 2002 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on October 22, 2002 by AMC Entertainment Inc. announcing second quarter operating results for fiscal 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	October 22, 2002	/s/ Craig R. Ramsey_______

Craig R. Ramsey
Executive Vice President,
Chief Financial Officer and
Secretary